UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2024

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.

On October 24, 2024, 1st Source Corporation issued a press release that announced its third quarter earnings for 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01    Other Events.

The Executive Compensation and Human Resources Committee of the Board of Directors took action on October 23, 2024, to further define the normal retirement age of Participants in the Plan. Specifically, the Committee amended the 1982 Executive Incentive Plan effective October 23, 2024, to stipulate that the normal retirement age is 65 and that a Participant who is 60 or older will be treated as having attained the normal retirement age if they have completed either 15 years in the Plan or 20 years of service with the Corporation so long as notice of retirement is given 150 days beforehand. Additionally, the method of calculating interest paid on the purchase price was adjusted from the Bank’s one-year certificate of deposit rate to a calculation of dividends for the most recently completed calendar year divided by the ending market value of common stock for the most recently completed calendar year. Interest is adjusted annually on the anniversary date of the note documenting the sale agreement.

ITEM 9.01    Financial Statements and Exhibits.
Exhibit 99.1:    Press release dated October 24, 2024, with respect to 1st Source Corporation’s financial results for the third quarter ended September 30, 2024.

101        Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business reporting Language).

104        Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: October 24, 2024	/s/ BRETT A. BAUER
Brett A. Bauer
Treasurer and Chief Financial Officer
Principal Accounting Officer